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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 Current Report


                  Filed pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 12, 2003



                             BRANDYWINE REALTY TRUST
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





           MARYLAND                     1-9106                  23-2413352
 ----------------------------        -----------          ---------------------
 (State or Other Jurisdiction        (Commission            (I.R.S. Employer
       of Incorporation)             file number)         Identification Number)



             401 Plymouth Road, Plymouth Meeting, Pennsylvania 19462
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                    (Address of principal executive offices)


                                 (610) 325-5600
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              (Registrant's telephone number, including area code)



                                Page 1 of 3 pages


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Item 5.  Other Events and Required FD Disclosure.

                  The Company is filing, as Exhibit 99.1, a description of the material U.S. federal income tax consequences relating to the taxation of the Company as a REIT and the ownership and disposition of the Company's common shares. This description replaces and supersedes prior descriptions of the material federal income tax treatment of the Company and its shareholders to the extent that they are inconsistent with the description contained in this Form 8-K. The description of material U.S. federal income tax consequences includes forward-looking statements. These forward-looking statements are identified by using words such as "anticipate", "believe", "intend", "may be" and "will be" and similar words or phrases, or the negative thereof. Important factors that could cause actual results to differ materially from those reflected in such forward-looking statements include, among others, the factors discussed in the risk factors included in the Company's Form 10-K for the year ended December 31, 2002. For all forward-looking statements contained herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

                  The Company is also filing, as Exhibit 12.1, a Statement of Earnings and Combined Fixed Charges and Preferred Distributions.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

                            8.1     Opinion of Pepper Hamiltom LLP
                                    Regarding Tax Matters

                           12.1 Statement of Earnings and Combined Fixed Charges and Preferred Distributions

                           99.1     Material Federal Income Tax Consequences


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BRANDYWINE REALTY TRUST


                               By: Gerard H. Sweeney
                                   ---------------------------------------------
                                   Title: President and Chief Executive Officer

Date: June 12, 2003


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